UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 20, 2002
               (Date of Earliest Event Reported): February 8, 2002

                                  UNICORP, INC.

              (Exact name of Registrant as specified in its charter)



     NEVADA                        2 - 273389                 75-1764386
----------------                 ---------------            ----------------
(state or other                 (Commission File           (I.R.S. Employer
jurisdiction of                       Number)              identification No.)
 incorporation)

                                C/O Louis G. Mehr
                                  1907 Tarpley
                                Katy, Texas 77493

               (Address of Principal Executive Offices)(Zip Code)


                                 (281) 347-1221

             (Registrant's  telephone number, including area  code)


                            One Riverway, Suite 1700
                              Houston, Texas 77056

          (Former name or former address, if changed since last report)


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NOTE:  As  of  September  30,  2001  Registrant had 9,986,020 shares of its $.01 common stock issued and outstanding ("Pre-Split Shares"). A 100 for 1 forward split of outstanding common stock immediately followed by a 1 for 2003 reverse split of the Company's common stock, with no shareholder receiving less than 100 shares after the reverse split, was authorized by a shareholder action by written consent dated July 1, 2001. Giving effect to the splits as described results in 596,469 shares outstanding ("Post-Split Shares") . Unless otherwise indicated, hereafter all references to common shares gives effect to these splits.


ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

     On February 8, 2002, Louis G. Mehr acquired control of Equitable Assets Incorporated, a Belize corporation, the principal shareholder of Registrant (the "Principal Shareholder") in connection with the exercise of a security interest pursuant to which Mehr acquired control of Equitable. The security interest secured payment of $450,000 owed to Mehr by Equitable. Mehr holds 100% of the outstanding shares of Equitable Assets Incorporated. Equitable Assets holds 474,589 shares of Registrant's "unregistered" and "restricted" common stock (approximately 95.1% of the outstanding shares). Prior to this transaction, Mehr owned no shares in Registrant. No part of the purchase price for any of these shares is or was represented by borrowed funds. As a result of and through his ownership of Equitable, Mehr controls Unicorp, Inc. The transaction effected a change in control of Registrant.

     Our board of directors shall continue to consist solely of Louis G. Mehr and our officers shall continue to be Louis G. Mehr, president and secretary.

     As of September 30, 2001, we had no assets, had approximately $95,586 in liabilities, and other than seeking a suitable candidate for acquisition had conducted no business operations since 1992. It is further anticipated that the only business to be conducted by Unicorp will be to seek a suitable acquisition candidate for itself and to complete the spin-off of its subsidiaries none of which conduct active business operations.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Not  Applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVABLE.

     Not  Applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     Not  Applicable.

ITEM     5.     OTHER  EVENTS.

     Not  Applicable.

ITEM  6.     RESIGNATIONS  OF  THE  REGISTRANT'S  DIRECTORS.

     Not  Applicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     Exhibits

     None

ITEM  8.     CHANGE  IN  FISCAL  YEAR.

     Not  Applicable.


                                      -2-
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNICORP,  INC.


Dated:  February  20,  2002               BY:  /S/  Louis  G.  Mehr
                                          LOUIS  G.  MEHR,  President


                                       -3-
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